Supplement dated May 22, 2023 to the Prospectus and Statement of Additional Information of AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund (each, a “Fund,” together, the “Funds”), each dated May 1, 2023, as may be revised and supplemented from time to time.

ALPHASIMPLEX GLOBAL ALTERNATIVES FUND

ALPHASIMPLEX MANAGED FUTURES STRATEGY FUND

On May 19, 2023, the AlphaSimplex Global Alternatives Fund and AlphaSimplex Managed Futures Strategy Fund were reorganized into corresponding series of Virtus Alternative Solutions Trust and liquidated.

The Funds are no longer part of the Natixis Fund Complex, and as a result, shares of the Funds are no longer available for purchase or exchange.